                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 19, 2001


                            T-3 ENERGY SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                     0-19580                   76-0697390
(STATE OR OTHER JURISDICTION       (COMMISSION                (IRS EMPLOYER
    OR INCORPORATION)              FILE NUMBER)           IDENTIFICATION NUMBER)

                       13111 NORTHWEST FREEWAY, SUITE 500
                              HOUSTON, TEXAS 77040
              (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 (713) 996-4110
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

         INDUSTRIAL HOLDINGS, INC., 7135 ARDMORE, HOUSTON, TEXAS 77054 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On December 19, 2001, T-3 Energy Services, Inc., the successor issuer to Industrial Holdings, Inc. ("T-3"), determined, pursuant to the authority and approval of T-3's board of directors, and upon the recommendation of its audit committee, to dismiss Deloitte & Touche LLP ("Deloitte"), who were previously engaged as the independent accountant to audit the consolidated financial statements of Industrial Holdings, Inc., the predecessor issuer to T-3 ("IHI"). The decision to dismiss Deloitte was related to the closing of the merger of T-3 Energy Services, Inc., with and into IHI as of December 17, 2001, pursuant to which the former shareholders of T-3 acquired control of IHI, and the name of IHI was changed to "T-3 Energy Services, Inc." After the merger, T-3 made the decision to continue with Arthur Andersen LLP ("AA"), the independent accountant of the private T-3 Energy Services company. Deloitte's report on IHI's financial statements for each of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principle; however, Deloitte's report did include an explanatory paragraph related to the uncertainty of IHI's ability to continue as a going concern. During IHI's two most recent fiscal years and subsequent interim period preceding the dismissal of Deloitte, there were no disagreements with Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Deloitte would have caused them to make a reference to the subject matter of the disagreement(s) in connection with their report. During IHI's two most recent fiscal years and subsequent interim period preceding the dismissal of Deloitte, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)). T-3 has authorized Deloitte to respond fully to any inquiries by AA.

         T-3 has requested that Deloitte furnish it a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements in accordance with Regulation S-K, Item 304(a)(3). A copy of the letter dated December 19, 2001 has been included as Exhibit 16.1 to this Current Report on Form 8-K.

         On December 19, 2001, pursuant to the authority and approval of T-3's board of directors, and upon the recommendation of its audit committee, AA was selected as T-3's independent accountant to audit the consolidated financial statements of T-3 for fiscal 2001. AA served as independent accountant to T-3 Energy Services, Inc., a private company which was merged with and into T-3 effective December 17, 2001. During the two most recent fiscal years and through the subsequent interim period preceding the dismissal of Deloitte, IHI has not consulted with AA regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on IHI's financial statements, and either a written report was provided to IHI or oral advice was provided that AA concluded was an important factor considered by IHI in reaching a decision as to the accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions to Item 304) or a reportable event (as described in Regulation S-K, Item 304(a)(1)(v)).

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         a.  Financial Statements of Businesses Acquired.

         Not Applicable.

         b.  Pro Forma Financial Information.

         Not Applicable.

         c.  Exhibits.

EXHIBIT NO.                         EXHIBIT
-----------                         -------
   16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated December 19, 2001, regarding its agreement with statements made in Item 4 of this Current Report on Form 8-K.


                            [SIGNATURE PAGE FOLLOWS]







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          T-3 ENERGY SERVICES, INC.



                                          By:    /s/ MICHAEL T. MINO
                                              ----------------------------------
                                                     Michael T. Mino
                                                     Chief Financial Officer










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                                INDEX TO EXHIBITS


EXHIBIT NO.
-----------
   16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated December 19, 2001, regarding its agreement with statements made in Item 4 of this Current Report on Form 8-K.













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